UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2012

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-573-1660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On August 13, 2012, the Board of Directors (the “Board”) of Royal Gold, Inc. (“Royal Gold” or the “Company”) approved a revised form of restricted stock agreement relating to restricted stock awarded to executives under the Company’s 2004 Omnibus Long-Term Incentive Plan (the “Plan”).  The form of restricted stock agreement was revised to change the applicable vesting period such that one-third of the total number of restricted shares granted will vest on each of the third, fourth and fifth anniversaries of the grant date.  The revised form of restricted stock agreement will only apply to restricted stock granted on or after August 13, 2012.  No changes were made to the terms of any shares of restricted stock outstanding prior to August 13, 2012.

On August 13, 2012, the Board approved the grant of 4,500 shares of restricted stock to each of Stefan Wenger, Bruce C. Kirchhoff, William Heissenbuttel and William M. Zisch on the revised form of restricted stock agreement.

The foregoing description of the revised form of restricted stock agreement is qualified in its entirety by the full text of the form of restricted stock agreement and the Plan, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 5.03              Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year

On August 13, 2012, the Board approved several amendments to the Amended and Restated Bylaws of the Company (the “Bylaws”), effective August 13, 2012. The principal amendments to the Bylaws are summarized below.

Section 3 of Article VI relating to indemnification was revised to clarify that the Bylaws do not preclude the Company from indemnifying persons not specified in the Bylaws but whom the Company has the power or obligation to indemnify and to explicitly authorize the Company to enter into individual indemnification agreements with its directors, officers, employees or agents.

A new Section 6 was added to Article VI to allow, but not require, the Company, as authorized by the Board, to indemnify its employees and agents.

The foregoing summary is qualified by reference to the full text of the Bylaws attached hereto as Exhibit 3.1, which are incorporated herein by reference.  The attached Bylaws are marked to show the amendments. A clean copy of the Bylaws will be filed with Royal Gold’s next quarterly report on Form 10-Q.

Item 9.01                                             Financial Statements and Exhibits

(d) Exhibits

3.1	Amended and Restated Bylaws, as amended (marked)

10.1	Form of Restricted Stock Agreement under Royal Gold’s 2004 Omnibus Long-Term Incentive Plan

10.2	2004 Omnibus Long-Term Incentive Plan, as amended (filed as Exhibit 10.1 to Royal Gold’s Current Report on Form 8-K filed on November 5, 2010 and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.
(Registrant)

Dated: August 17, 2012	By:	/s/ Karen Gross
	Name:	Karen Gross
	Title:	Vice President and Corporate Secretary

Exhibit Index

3.1	Amended and Restated Bylaws, as amended (marked)

10.1	Form of Restricted Stock Agreement under Royal Gold’s 2004 Omnibus Long-Term Incentive Plan

10.2	2004 Omnibus Long-Term Incentive Plan, as amended (filed as Exhibit 10.1 to Royal Gold’s Current Report on Form 8-K filed on November 5, 2010 and incorporated herein by reference)